UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
February 10, 2010

ROGERS CORPORATION
(Exact name of Registrant as specified in Charter)

Massachusetts	1-4347	06-0513860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
(Address of Principal Executive Offices and Zip Code)

(860) 774-9605
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

On February 10, 2010, the Compensation and Organization Committee (the “Committee”) of the Board of Directors of Rogers Corporation (the “Company”) approved a second amendment (the “Second Amendment”) to the Rogers Corporation Annual Incentive Compensation Plan (the “AICP”).  The Second Amendment allows the Committee greater discretion when determining how much of a named executive officer’s target award under the AICP (other than for the CEO) will be attributable to corporate performance versus division/group performance.  As amended, 40% to 100% of a named executive officer’s target award may be based on corporate performance and 0% to 60% of a named executive officer’s target award may be based on division / group performance.  This change does affect the target amount to be paid upon meeting performance targets.

The above descriptions of the AICP and the Second Amendment are qualified in their entirety by the terms of the AICP, a copy of which has been previously filed as Exhibit II to the Company's Definitive Proxy Statement on Form DEF 14A, filed on March 20, 2009, and is incorporated herein by reference, and the Second Amendment, which is filed as Exhibit 10.2 to this Form 8-K.

On February 10, 2010, the Committee also approved a third amendment (the “Third Amendment”) to the Rogers Corporation Voluntary Deferred Compensation Plan For Key Employees (the “VDCP”).  The Third Amendment allows the Company to provide participants with more time to elect to defer payment of bonuses under the VDCP for performance periods being on or after January 1, 2011.  It also immediately allows the Company to cash out “de minimis” account balances after a participant separates from service with the Company.  The changes set forth in the Third Amendment are intended to comply with the requirements of applicable tax laws.

The above description of the Third Amendment is qualified in its entirety by the terms of the VDCP (amended and restated effective as of October 24, 2007 and amended on May 20, 2008 and July 30, 2009), a copy of which has been previously filed as Exhibit 10j to the Registrant’s Quarterly Report on Form 10-Q filed November 8, 2007, and is incorporated herein by reference, and the Third Amendment, which is filed as Exhibit 10.4 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Rogers Corporation Annual Incentive Compensation Plan, as amended, previously filed as Exhibit II to the Company’s Definitive Proxy Statement, filed on March 20, 2009, and incorporated herein by reference.
10.2	Second Amendment to Rogers Corporation Annual Incentive Compensation Plan.
10.3	The Amended and Restated Rogers Corporation Voluntary Deferred Compensation Plan For Key Employees (amended and restated effective as of October 24, 2007 and amended on May 20, 2008 and July 30, 2009) was filed as Exhibit 10j to the Registrant’s Quarterly Report on Form 10-Q, filed November 8, 2007. The May 20, 2008 amendment was filed as Exhibit 10j to the Registrant’s Quarterly Report on Form 10-Q filed August 7, 2008, and the July 30, 2009 amendment was filed as Exhibit 10.6 to the Registrant’s Quarterly Report on Form 10-Q filed November 3, 2009, and are incorporated herein by reference.
10.4	Third Amendment to the Amended and Restated Rogers Corporation Voluntary Deferred Compensation Plan For Key Employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION

		By:	/s/ Robert M. Soffer
Robert M. Soffer
Vice President and Secretary

Date:	February 17, 2010